EXHIBIT (q)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, James F. Kirchner or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date

/s/ Edward J. Perkin Edward J. Perkin

President and Principal Executive Officer of Enhanced Equity Income Fund, Enhanced Equity Income Fund II, NextShares Trust, Risk-Managed Diversified Equity Income Fund, Tax-Advantaged Dividend Income Fund, Tax-Advantaged Global Dividend Income Fund, Tax-Advantaged Global Dividend Opportunities Fund, Tax-Managed Buy-Write Income Fund, Tax-Managed Buy-Write Opportunities Fund, Tax-Managed Buy-Write Strategy Fund, Tax-Managed Diversified Equity Income Fund, Tax-Managed Global Buy-Write Opportunities Fund, Tax-Managed Global Diversified Equity Income Fund, Global Income Builder Portfolio, Greater India Portfolio, Stock Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio

November 1, 2020

/s/ Eric A. Stein Eric A. Stein

President and Principal Executive Officer of California Municipal Bond Fund, California Municipal Income Trust, Floating-Rate 2022 Target Term Trust, Floating-Rate Income Trust, Growth Trust, Investment Trust, High Income 2021 Target Term Trust, Limited Duration Income Fund, Municipal Bond Fund, Municipal Income 2028 Term Trust, Municipal Income Trust, Municipals Trust, Municipals Trust II, Mutual Funds Trust, National Municipal Opportunities Trust, New York Municipal Bond Fund, New York Municipal Income Trust, NextShares Trust II, Senior Floating-Rate Trust, Senior Income Trust, Series Fund, Inc., Series Trust, Series Trust II, Short Duration Diversified Income Fund, Special Investment Trust, Variable Trust, 5-to-15 Year Laddered Municipal Bond Portfolio, Core Bond Portfolio, Emerging Markets Local Income Portfolio, Eaton Vance Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Capital Opportunities Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, High Yield Municipal Income Portfolio, International Income Portfolio and Senior Debt Portfolio

November 1, 2020

/s/ James F. Kirchner James F. Kirchner	Treasurer and Principal Financial and Accounting Officer	November 1, 2020

Signature	Title	Date
/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.	Trustee/Director	November 1, 2020
/s/ Mark R. Fetting Mark R. Fetting	Trustee/Director	November 1, 2020
/s/ Cynthia E. Frost Cynthia E. Frost	Trustee/Director	November 1, 2020
/s/ George J. Gorman George J. Gorman	Trustee/Director	November 1, 2020
/s/ Valerie A, Mosley Valerie A. Mosley	Trustee/Director	November 1, 2020
/s/ William H. Park William H. Park	Trustee/Director	November 1, 2020
/s/ Helen Frame Peters Helen Frame Peters	Trustee/Director	November 1, 2020
/s/ Keith Quinton Keith Quinton	Trustee/Director	November 1, 2020
/s/ Marcus L. Smith Marcus L. Smith	Trustee/Director	November 1, 2020
/s/ Susan J. Sutherland Susan J. Sutherland	Trustee/Director	November 1, 2020
/s/ Scott E. Wennerholm Scott E. Wennerholm	Trustee/Director	November 1, 2020

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust (“Growth Trust”)

Eaton Vance Investment Trust (“Investment Trust”)

Eaton Vance Municipals Trust (“Municipals Trust”)

Eaton Vance Municipals Trust II (“Municipals Trust II”)

Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)

Eaton Vance NextShares Trust (“NextShares Trust”)

Eaton Vance NextShares Trust II (“NextShares Trust II”)

Eaton Vance Series Fund, Inc. (“Series Fund, Inc.”)

Eaton Vance Series Trust (“Series Trust”)

Eaton Vance Series Trust II (“Series Trust II”)

Eaton Vance Special Investment Trust (“Special Investment Trust”)

Eaton Vance Variable Trust (“Variable Trust”)

Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”)

Eaton Vance California Municipal Income Trust (“California Municipal Income Trust”)

Eaton Vance Enhanced Equity Income Fund (“Enhanced Equity Income Fund”)

Eaton Vance Enhanced Equity Income Fund II (“Enhanced Equity Income Fund II”)

Eaton Vance Floating-Rate 2022 Target Term Trust (“Floating-Rate 2022 Target Term Trust”)

Eaton Vance Floating-Rate Income Trust (“Floating-Rate Income Trust”)

Eaton Vance High Income 2021 Target Term Trust (“High Income 2021 Target Term Trust”)

Eaton Vance Limited Duration Income Fund (“Limited Duration Income Fund”)

Eaton Vance Municipal Bond Fund (“Municipal Bond Fund”)

Eaton Vance Municipal Income Trust (“Municipal Income Trust”)

Eaton Vance Municipal Income 2028 Term Trust (“Municipal Income 2028 Term Trust”)

Eaton Vance National Municipal Opportunities Trust (“National Municipal Opportunities Trust”)

Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”)

Eaton Vance New York Municipal Income Trust (“New York Municipal Income Trust”)

Eaton Vance Risk-Managed Diversified Equity Income Fund (“Risk-Managed Diversified Equity Income Fund”)

Eaton Vance Senior Floating-Rate Trust (“Senior Floating-Rate Trust”)

Eaton Vance Senior Income Trust (“Senior Income Trust”)

Eaton Vance Short Duration Diversified Income Fund (“Short Duration Diversified Income Fund”)

Eaton Vance Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Income Fund (“Tax-Advantaged Global Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (“Tax-Advantaged Global Dividend Opportunities Fund”)

Eaton Vance Tax-Managed Buy-Write Income Fund (“Tax-Managed Buy-Write Income Fund”)

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Tax-Managed Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Buy-Write Strategy Fund (“Tax-Managed Buy-Write Strategy Fund”)

Eaton Vance Tax-Managed Diversified Equity Income Fund (“Tax-Managed Diversified Equity Income Fund”)

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (“Tax-Managed Global Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (“Tax-Managed Global Diversified Equity Income Fund”)

    Portfolio Name     Trust Name

5-to-15 Year Laddered Municipal Bond PortfolioEaton Vance Municipals Trust II

Eaton Vance NextShares Trust II

Core Bond PortfolioEaton Vance Special Investment Trust

Eaton Vance Floating Rate PortfolioEaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Emerging Markets Local Income PortfolioEaton Vance Mutual Funds Trust

Global Income Builder PortfolioEaton Vance Mutual Funds Trust

Eaton Vance NextShares Trust

Global Macro Absolute Return Advantage PortfolioEaton Vance Mutual Funds Trust

Global Macro Capital Opportunities PortfolioEaton Vance Mutual Funds Trust

Global Macro PortfolioEaton Vance Mutual Funds Trust

Global Opportunities PortfolioEaton Vance Mutual Funds Trust

Greater India PortfolioEaton Vance Special Investment Trust

High Income Opportunities PortfolioEaton Vance Mutual Funds Trust

High Yield Municipal Income PortfolioEaton Vance Municipals Trust II

Eaton Vance NextShares Trust II

International Income PortfolioEaton Vance Mutual Funds Trust

Senior Debt PortfolioEaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Stock PortfolioEaton Vance Mutual Funds Trust

Eaton Vance NextShares Trust

Eaton Vance Special Investment Trust

Tax-Managed Growth PortfolioEaton Vance Mutual Funds Trust

Eaton Vance Series Trust

Tax-Managed International Equity PortfolioEaton Vance Mutual Funds Trust

Tax-Managed Multi-Cap Growth PortfolioEaton Vance Mutual Funds Trust

Tax-Managed Small-Cap PortfolioEaton Vance Mutual Funds Trust

Tax-Managed Value PortfolioEaton Vance Mutual Funds Trust